Filed Pursuant to Rule 424(b)(3)
                                                     Registration No. 333-42308


PROSPECTUS  SUPPLEMENT  DATED September 18, 2000
(To Prospectus  filed on August 23, 2000)


                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        1,214,934 Shares of Common Stock

                            -------------------------



         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.


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         The table captioned "Selling Stockholders"  commencing on page 4 of the
Prospectus is hereby amended to reflect the following additions and changes.


                                                                Shares to be
                                                              Offered for the
Selling Stockholders                                        Selling Stockholder
--------------------------------------------------------    --------------------

Nicholas Kern                                                       523